Mastercard Incorporated
New Net Revenue Disaggregation and Key Metrics
Full Year 2020, 2021 and 2022
(in millions)

Disaggregated Net Revenue by Category [1]

	Year Ended
	December 31, 2020	December 31, 2021	December 31, 2022
Payment network	$9,897	$11,943	$14,358
Value-added services and solutions	5,404	6,941	7,879
Net revenue	$15,301	$18,884	$22,237

Key Metrics Related to the Payment Network [2]

	Year Ended
	December 31, 2020	December 31, 2021	December 31, 2022
Domestic assessments	$6,598	$8,064	$8,794
Cross-border assessments	3,498	4,646	6,597
Transaction processing assessments	7,137	9,041	10,646
Other network assessments	659	668	766
1 Represents our new disaggregated net revenue by category as presented in Note 3 - Revenue to our financial statements and within Management’s Discussion & Analysis.
2 Key metrics related to the payment network will be presented in Management’s Discussion & Analysis within our Form 10-K filings beginning with the Company’s Form 10-K for the year ended December 31, 2022.

Mastercard Incorporated
Reconciliation of Historical Sources to New Disaggregated Revenue Categories and Key Metrics
Full Year 2020, 2021 and 2022
(in millions)

	Year Ended
	December 31, 2020	December 31, 2021	December 31, 2022
Historical Disaggregation by Source [1]
Domestic assessments	$6,656	$8,158	$8,920
Cross-border volume fees	3,512	4,664	6,608
Transaction processing	8,731	10,799	12,595
Other revenues	4,717	6,224	7,198

Historical Sources Moved to Value-Added Services and Solutions [2]
Domestic assessments	$58	$94	$126
Cross-border volume fees	14	18	11
Transaction processing	1,594	1,758	1,949
Other revenues	4,058	5,556	6,432

Historical Rebates and Incentives Broken Down by New Disaggregated Net Revenue by Category [3]
Payment network	$(7,995)	$(10,476)	$(12,445)
Value-added services and solutions	(320)	(485)	(639)
Historical rebates and incentives	$(8,315)	$(10,961)	$(13,084)

New Disaggregated Net Revenue by Category [4]
Payment network	$9,897	$11,943	$14,358
Value-added services and solutions	5,404	6,941	7,879
Net revenue	$15,301	$18,884	$22,237

Key Metrics Related to the Payment Network [5]
Domestic assessments	$6,598	$8,064	$8,794
Cross-border assessments	3,498	4,646	6,597
Transaction processing assessments	7,137	9,041	10,646
Other network assessments	659	668	766
1 Represents our historical presentation of disaggregation by source for periods ended prior to December 31, 2022 and in our earnings presentation related to the period ended December 31, 2022.
2 Represents the portion of our historical sources (domestic assessments, cross-border volume fees, transaction processing, and other revenues) moved to our new value-added services and solutions category. The residual portion has been reclassified to the payment network category.
3 Represents our historical rebates and incentives that have been recorded within our new disaggregated net revenue categories (payment network and value added services and solutions).
4 Represents our new disaggregation of net revenue by category as presented in Note 3 - Revenue to our financial statements and within Management’s Discussion & Analysis. Payment network, value-added services and solutions and net revenue include rebates and incentives provided to customers.
5 Represents key metrics related to the payment network as presented within Management’s Discussion & Analysis.
Mastercard Incorporated
Growth and Growth Rates for New Presentation of Net Revenue and Key Metrics
Full Year 2021 and 2022
(in millions)

Growth of Net Revenue by Category

	Year Ended
	December 31, 2021	December 31, 2022
$ Increase/(Decrease)
Payment network	$2,046	$2,415
Value-added services and solutions	1,537	938
Net revenue	3,583	3,353
% Increase/(Decrease)
Payment network	21%	20%
Value-added services and solutions	28%	14%
Net revenue	23%	18%
Currency-neutral % Increase/(Decrease)
Payment network [1]	20%	26%
Value-added services and solutions	27%	18%
Net revenue [1]	22%	23%

Growth of Key Metrics Related to the Payment Network

	Year Ended
	December 31, 2021	December 31, 2022
$ Increase/(Decrease)
Domestic assessments	$1,466	$730
Cross-border assessments	1,148	1,951
Transaction processing assessments	1,904	1,605
Other network assessments	9	98
% Increase/(Decrease)
Domestic assessments	22%	9%
Cross-border assessments	33%	42%
Transaction processing assessments	27%	18%
Other network assessments	1%	15%
Currency-neutral % Increase/(Decrease)
Domestic assessments	22%	12%
Cross-border assessments	30%	53%
Transaction processing assessments	26%	23%
Other network assessments	4%	14%
1 For the years ended December 31, 2021 and 2022, refer to Management’s Discussion & Analysis for disclosures related to rebates and incentives and the respective growth rates, including currency-neutral.

Mastercard Incorporated
New Net Revenue Disaggregation and Key Metrics
Interim Periods 2021 and 2022
(in millions)

Disaggregated Net Revenue by Category [1]

	Three Months Ended
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Payment network	$2,648	$2,875	$3,234	$3,186	$3,399	$3,609	$3,765	$3,585
Value-added services and solutions	1,507	1,653	1,751	2,030	1,768	1,888	1,991	2,232
Net revenue	$4,155	$4,528	4,985	$5,216	$5,167	$5,497	$5,756	$5,817

Key Metrics Related to the Payment Network [2]

	Three Months Ended
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Domestic assessments	$1,782	$2,030	$2,113	$2,139	$2,108	$2,251	$2,220	$2,215
Cross-border assessments	926	1,072	1,271	1,376	1,390	1,612	1,804	1,791
Transaction processing assessments	1,948	2,178	2,397	2,518	2,457	2,572	2,786	2,831
Other network assessments	169	163	164	172	168	213	195	190
1 Represents our new disaggregated net revenue by category that will be presented in Note 3 - Revenue to our financial statements and in Management’s Discussion & Analysis within our quarterly filings with the SEC.
2 Key metrics related to the payment network will be presented in Management’s Discussion & Analysis within our quarterly filings with the SEC.

Mastercard Incorporated
Reconciliation of Historical Sources to New Disaggregated Revenue Categories and Key Metrics
Interim Periods 2021 and 2022
(in millions)

	Three Months Ended
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Historical Disaggregation by Source [1]
Domestic assessments	$1,798	$2,056	$2,139	$2,165	$2,134	$2,283	$2,252	$2,251
Cross-border volume fees	932	1,076	1,276	1,380	1,395	1,615	1,803	1,795
Transaction processing	2,351	2,612	2,849	2,987	2,912	3,061	3,288	3,334
Other revenues	1,347	1,475	1,562	1,840	1,584	1,745	1,824	2,045

Historical Sources Moved to Value-Added Services and Solutions [2]
Domestic assessments	$16	$26	26	$26	$26	$32	$32	$36
Cross-border volume fees	6	4	5	4	5	3	(1)	4
Transaction processing	403	434	452	469	455	489	502	503
Other revenues	1,178	1,312	1,398	1,668	1,416	1,532	1,629	1,855

Historical Rebates and Incentives Broken Down by New Disaggregated Net Revenue by Category [3]
Payment network	$(2,177)	$(2,568)	$(2,711)	$(3,019)	$(2,724)	$(3,039)	$(3,240)	$(3,442)
Value-added services and solutions	(96)	(123)	(130)	(137)	(134)	(168)	(171)	(166)
Historical rebates and incentives	$(2,273)	$(2,691)	$(2,841)	$(3,156)	$(2,858)	$(3,207)	$(3,411)	$(3,608)

New Disaggregated Net Revenue by Category [4]
Payment network	$2,648	$2,875	$3,234	$3,186	$3,399	$3,609	$3,765	$3,585
Value-added services and solutions	1,507	1,653	1,751	2,030	1,768	1,888	1,991	2,232
Net revenue	$4,155	$4,528	4,985	$5,216	$5,167	$5,497	$5,756	$5,817

Key Metrics Related to the Payment Network [5]
Domestic assessments	$1,782	$2,030	$2,113	$2,139	$2,108	$2,251	$2,220	$2,215
Cross-border assessments	926	1,072	1,271	1,376	1,390	1,612	1,804	1,791
Transaction processing assessments	1,948	2,178	2,397	2,518	2,457	2,572	2,786	2,831
Other network assessments	169	163	164	172	168	213	195	190
1 Represents our historical presentation of disaggregation by source for periods ended prior to December 31, 2022 and in our earnings presentation related to the period ended December 31, 2022.
2 Represents the portion of our historical sources (domestic assessments, cross-border volume fees, transaction processing, and other revenues) moved to our new value-added services and solutions category. The residual portion has been reclassified to the payment network category.
3 Represents our historical rebates and incentives that have been recorded within our new disaggregated net revenue categories (payment network and value added services and solutions).
4 Represents our new disaggregation of net revenue by category as presented in Note 3 - Revenue to our financial statements and within Management’s Discussion & Analysis. Payment network, value-added services and solutions and net revenue include rebates and incentives provided to customers.
5 Represents key metrics related to the payment network that will be presented in Management’s Discussion & Analysis within our quarterly filings with the SEC.
Mastercard Incorporated
Growth and Growth Rates for New Presentation of Net Revenue and Key Metrics
Interim Periods 2022
(in millions)

Growth of Net Revenue by Category

	Three Months Ended
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
$ Increase/(Decrease)
Payment network	$751	$734	$531	$399
Value-added services and solutions	261	235	240	202
Net revenue	1,012	969	771	601
% Increase/(Decrease)
Payment network	28%	26%	16%	13%
Value-added services and solutions	17%	14%	14%	10%
Net revenue	24%	21%	15%	12%
Currency-neutral % Increase/(Decrease)
Payment network [1]	33%	31%	24%	18%
Value-added services and solutions	20%	19%	21%	15%
Net revenue [1]	28%	27%	23%	17%

Growth of Key Metrics Related to the Payment Network

	Three Months Ended
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
$ Increase/(Decrease)
Domestic assessments	$326	$221	$107	$76
Cross-border assessments	464	540	533	415
Transaction processing assessments	509	394	389	313
Other network assessments	(1)	50	31	18
% Increase/(Decrease)
Domestic assessments	18%	11%	5%	4%
Cross-border assessments	50%	50%	42%	30%
Transaction processing assessments	26%	18%	16%	12%
Other network assessments	—%	32%	19%	10%
Currency-neutral % Increase/(Decrease)
Domestic assessments	21%	13%	9%	6%
Cross-border assessments	57%	61%	57%	40%
Transaction processing assessments	29%	23%	23%	17%
Other network assessments	1%	35%	13%	11%

1 Growth rates for rebates and incentives within payment network, including currency-neutral, are as follows:

	Three Months Ended
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Rebates and incentives within payment network
% increase/(decrease)	25%	18%	19%	14%
Currency-neutral % increase/(decrease)	28%	22%	25%	18%

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